UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2009

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 Maroon Circle, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 19, 2009, CSG Systems International, Inc. (“CSG”) issued a press release stating that it had entered into an agreement with Charter Communications, Inc. (“Charter”) to expand the use of CSG solutions supporting Charter’s national video, high-speed data, and telephony footprint through December 31, 2014. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of CSG Systems International, Inc. dated February 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2009

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy R. Wiese
Randy R. Wiese,
Chief Financial Officer and Principal Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc. dated February 19, 2009

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